                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant   [X]
Filed by a Party other than the Registrant    [   ]
Check the appropriate box:
[ X ]   Preliminary Proxy statement
[   ]   Definitive Proxy Statement
[   ]   Definitive Additional Materials
[   ]   Soliciting Material Pursuant to Section 240.14a-11(c) or Section
        240.14a-12

                       The One Group-Registered Trademark-
                                3435 Stelzer Road
                              Columbus, Ohio 43219
          ------------------------------------------------------------
                (Name of Registrant as specified in its Charter)

                             Michael V. Wible, Esq.
                              BANC ONE CORPORATION
                               100 E. Broad Street
                              Columbus, Ohio 43215
          ------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (check the appropriate box):

[ X ]   $125 per Exchange Act Rules 0-11(c) (1) (ii), 14a-6(i) (1), or
        14a-6(i) (2) or Item 22(a)(2) of Schedule 14A
[   ]   $500 per each party to the controversy pursuant to Exchange Act
        Rule 14a-6(i) (3).
[   ]   Fee computed on table below per Exchange Act Rules 14a-6(i) (4)
        and 0-11.

        1)  Title of each class of securities to which transaction applies:  N/A

--------------------------------------------------------------------------------

        2)  Aggregate number of securities to which transaction applies:  N/A

--------------------------------------------------------------------------------

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A

--------------------------------------------------------------------------------

        4)  Proposed maximum aggregate value of transaction: N/A

--------------------------------------------------------------------------------

        5)  Total Fee paid:  N/A

--------------------------------------------------------------------------------

[   ]   Fee paid previously with preliminary materials

--------------------------------------------------------------------------------

[   ]   Check box if any part of the fee is offset as provided by Exchange Act
        Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)  Amount previously paid:     N/A

--------------------------------------------------------------------------------

        2)  Form, schedule or Registration statement No.:    N/A

--------------------------------------------------------------------------------

        3)  Filing Party:      N/A

--------------------------------------------------------------------------------

        4)  Date Filed:   N/A

       THE ONE GROUP-Registered Trademark- INTERNATIONAL EQUITY INDEX FUND


                   NOTICE  OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 30, 1996


     Notice is hereby given that a Special Meeting of the Shareholders ("Special Meeting") of The One Group-Registered Trademark- International Equity Index Fund ( the "Fund"), a separate series of The One Group-Registered Trademark- (the "Trust"), will be held at 10:00 am. (Eastern Time) at the Trust's offices, 3435 Stelzer Road, Columbus, Ohio, 43219, for the following purposes:

     1. To approve a Sub-Investment Advisory Agreement between Banc One Investment Advisors Corporation and Independence International Associates, Inc. (formerly known as Boston International Advisors, Inc.) with respect to the Fund;

     2. To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

     The proposal referred to above is discussed in the Proxy Statement attached to this Notice. Each Shareholder is invited to attend the Special Meeting in person.

     Shareholders of record at the close of business on September 25, 1996 (the "Shareholders") are entitled to notice of, and to vote at, this Special Meeting or any adjournment thereof.

                                        By Order of the Trustees


                                        George O. Martinez
                                        Secretary

October 14, 1996

YOUR VOTE IS IMPORTANT. YOU CAN HELP THE FUND AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE SPECIAL MEETING, PLEASE MARK, SIGN, DATE, AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

       THE ONE GROUP-Registered Trademark- INTERNATIONAL EQUITY INDEX FUND

                                3435 Stelzer Road
                              Columbus, Ohio 43219

                         SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 30, 1996

                                 PROXY STATEMENT

     The enclosed proxy is solicited on behalf of the Board of Trustees (the "Trustees") of The One Group-Registered Trademark- (the "Trust") on behalf of The One Group-Registered Trademark- International Equity Index Fund (the "Fund"). The proxy is revocable at any time before it is voted by sending written notice of the revocation or a subsequently executed proxy to the Trust at the above address or by appearing personally and electing to vote on October 30, 1996 at the Special Meeting of Shareholders of the Fund at 10:00 am. (Eastern Time) at 3435 Stelzer Road, Columbus, Ohio 43219 (such meeting and any adjournment thereof is referred to herein as the "Special Meeting"). The cost of preparing and mailing the Notice of Special Meeting, the proxy card, this proxy statement and any additional proxy material has been or is to be borne jointly by Banc One Investment Advisors Corporation (the "Investment Advisor") and Independence International Associates, Inc. ("IIA"). Proxy solicitations will be made primarily by mail, but may also be made by telephone, telegraph, or personal interview conducted by certain officers or employees of the Trust or The One Group Services Company (the Trust's administrator pursuant to a management and administration agreement between The One Group Services Company and the Trust). In the event that the Shareholder signs and returns the proxy ballot, but does not indicate a choice as to any of the items on the proxy ballot, the proxy attorneys will vote those Shares in favor of such proposal(s).

     Only Shareholders of record at the close of business on September 25, 1996 will be entitled to vote at the Special Meeting. On September 25, 1996, the Fund had 25,591,627.498 Shares outstanding. Each Share of the Fund is entitled to one vote, with each fractional share being entitled to a proportionate fractional vote on each matter to be acted upon at the Special Meeting. This proxy statement and the enclosed proxy card will be sent to Shareholders of record on or about October 14, 1996.

     For purposes of determining the presence of a quorum and counting votes on the matters presented, Shares represented by abstentions and "broker non-votes" will be counted as present, but not as votes cast, at the Special Meeting. Under the Investment Company Act of 1940 (the "1940 Act"), the affirmative vote necessary to approve the matter under consideration may be determined with reference to a percentage of votes present at the Special Meeting, which would have the effect of treating abstentions and non-votes as if they were votes against the proposal.

     The Trust's executive offices are located at 3435 Stelzer Road, Columbus, Ohio 43219.

     A COPY OF THE FUND'S ANNUAL REPORT FOR THE YEAR ENDED JUNE 30, 1996 IS AVAILABLE UPON REQUEST FROM THE ONE GROUP SERVICES COMPANY AND MAY BE OBTAINED WITHOUT CHARGE BY CALLING 1-800-480-4111.

                                  INTRODUCTION

     This Special Meeting is being called for the following purposes: (1) to approve a Sub-Investment Advisory Agreement between Banc One Investment Advisors Corporation (the "Investment Advisor") and Independence International Associates, Inc. ("IIA") with respect to the Fund; and (2) to transact such other business as may properly come before the Special Meeting or any adjournment thereof.

     Approval of Proposal (1) requires the affirmative vote of the lesser of:
(a) 67% or more of the outstanding Shares of the Fund present at the Special Meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy, or (b) more than 50% of the outstanding Shares of the Fund.

               PROPOSAL (1) - APPROVAL OF SUB-INVESTMENT ADVISORY
                AGREEMENT BETWEEN THE INVESTMENT ADVISOR AND IIA

     Boston International Advisors, Inc. ("BIA") served as Sub-Investment Advisor to the Fund pursuant to a Sub-Investment Advisory Agreement dated January 11, 1993 (the "Prior Sub-Investment Advisory Agreement") until September 30, 1996, and presently serves as Sub-Investment Advisor to the Fund pursuant to a new Sub-Investment Advisory Agreement dated October 1, 1996 (the "New Sub-Investment Advisory Agreement"). The Prior Sub-Investment Advisory Agreement was most recently approved by the Trustees, including the "non-interested" Trustees, on August 23, 1996, and by the Shareholders of the Fund on October 29, 1992. The Prior Sub-Investment Advisory Agreement would have been effective until August 31, 1997.

     On or about October 1, 1996, BIA was acquired by Independence Investment Associates, Inc. ("Independence"), a registered investment advisor and an indirect, wholly-owned subsidiary of John Hancock Mutual Life Insurance Company. At that time, BIA changed its name to IIA (1). As a result of the acquisition, the Prior Sub-Investment Advisory Agreement terminated as a matter of law. In anticipation of such termination, the Fund applied for and has received an order from the SEC permitting IIA to continue to serve as the Fund's Sub-Investment Adviser pursuant to the New Sub-Investment Advisory Agreement until the earlier of 120 days after the automatic termination of the Prior Sub-Investment Advisory Agreement or March 1, 1997. Pursuant to the terms of such order, the sub-investment advisory fee earned by IIA under the New Sub-Investment Advisory Agreement (but paid at the current investment advisory fee rate) will be maintained in an interest-bearing escrow account and the amount in such account will be paid to IIA only upon approval by Shareholders of the Fund of the New Sub-Investment Advisory Agreement or, in the absence of such approval, will be remitted to the Fund.

     On May 21, 1996, the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust or IIA, as defined in the 1940 Act, unanimously approved on behalf of the Fund the form of the New Sub-Investment Advisory Agreement between the Investment Advisor and IIA, contingent upon the acquisition by Independence. The following description of the terms of the New Sub-Investment Advisory Agreement is qualified in its entirety by reference to a copy of the form of the New Sub-Investment Advisory Agreement attached as Exhibit A to this proxy statement.

     The Trustees recommend that the Shareholders of the Fund vote to approve the New Sub-Investment Advisory Agreement, thereby re-appointing IIA as the Sub-Investment Advisor to the Fund. Approval by Shareholders of the New Sub-Investment Advisory Agreement will not result in an increase in the rate of any advisory or sub-investment advisory fees payable by the Fund, but will result in an increase of the sub-investment advisory fees payable by the Investment Advisor to IIA. Such sub-investment advisory fees are borne solely by the Investment Advisor and not by the Fund.


--------------------
     (1) For ease of identification, BIA will be referred to throughout this proxy as IIA.

PRIOR SUB-INVESTMENT ADVISORY AGREEMENT

     Under the prior arrangement, the Investment Advisor acted as investment manager to the Fund, pursuant to an investment advisory agreement between the Investment Advisor and the Trust dated January 11, 1993. The Investment Advisor had full responsibility for providing investment advisory services to the Fund. The Investment Advisor discharged this responsibility in part through the retention of IIA. IIA, in accordance with the Fund's investment objective, policies and restrictions, and subject to the general supervision of the Trustees and the Investment Advisor, managed the Fund's day-to-day investment activities. IIA made investment decisions concerning, and placed all orders for, purchases and sales of the Fund's securities and maintained the Fund's records relating to such purchases and sales. The Investment Advisor oversaw the activities of IIA and was responsible for setting any policies it deemed appropriate for IIA's activities, subject to the direction of the Board of Trustees of the Trust.

     As compensation for its services under the Prior Sub-Investment Advisory Agreement, the Investment Advisor paid IIA a sub-investment advisory fee, computed daily and paid monthly, at an annual rate as set forth below:

     Assets(1)                                    Annual Fee(2)
     ---------                                    -------------
     Up to $10,000,000                            0.25%
     Over $10,000,000 up to $25,000,000           0.20%
     Over $25,000,000 up to $50,000,000           0.175%
     Over $50,000,000 up to $100,000,000          0.10%
     Over $100,000,000 up to $500,000,000         0.025%
     Over $500,000,000                            0.020%

     In addition, if IIA invested Fund assets in issuers domiciled in countries classified by IIA as "emerging international markets," the Investment Advisor paid IIA a fee at the annual rate of $10,000, computed daily and paid monthly. IIA bore those expenses expressly stated to be payable by it under the Prior Sub-Investment Advisory Agreement.

     IIA received $212,352 in sub-investment advisory fees from the Investment Advisor for the fiscal year ended June 30, 1996.

PROPOSED NEW SUB-INVESTMENT ADVISORY AGREEMENT

     On May 21, 1996, the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust or IIA, as defined in the 1940 Act, unanimously approved on behalf of the Fund the form of the New Sub-Investment Advisory Agreement between the Investment Advisor and IIA. The Trustees recommend that the Shareholders of the Fund vote to re-approve IIA as the Sub-Investment Adviser to the Fund.

     Under the proposed New Sub-Investment Advisory Agreement, if approved, the Investment Advisor will continue to have full responsibility for providing investment advisory services to the Fund, and Shareholders will continue to receive the benefits of IIA's sub-investment advisory services. Decisions with respect to the Fund's investments will continue to be made by those individuals who made such decisions under the Prior Sub-Investment Advisory Agreement. In addition, IIA will have access to the additional investment advisory resources of Independence in performing its sub-investment advisory services for the Fund.

     The sub-investment advisory fees paid by the Investment Advisor to IIA under the proposed New Sub-Investment Advisory Agreement will be higher then those paid under the Prior Sub-Investment Advisory Agreement.


--------------------
     (1)  Market value of assets in the Fund at the end of each month.

     (2)  As a percentage of the Fund's average daily net assets.

Nevertheless, the investment advisory fees paid by Shareholders will not change. This is because Sub-Investment Advisory Fees are the sole responsibility of the Investment Advisor and are not borne by Shareholders.

     If the proposed New Sub-Investment Advisory Agreement is approved, IIA will be compensated as follows:

     Assets(1)                                    Annual Fee(2)
     ---------                                    -------------
     Up to $10,000,000                            0.275%
     Over $10,000,000 up to $25,000,000           0.225%
     Over $25,000,000 up to $50,000,000           0.195%
     Over $50,000,000 up to $100,000,000          0.125%
     Over $100,000,000                            0.060%


     Unless sooner terminated, the New Sub-Investment Advisory Agreement will continue for an initial term ending September 30, 1998 and will thereafter continue for successive one-year terms, provided that such continuation is specifically approved at least annually by a vote of a majority of the Trustees, or by the vote of a majority of the outstanding Shares of the Fund, and, in either case, by a majority of the Trustees who are not interested persons as defined in the 1940 Act, by vote cast in person at a meeting called for such purpose. The New Sub-Investment Advisory Agreement will terminate automatically in the event of its assignment, as defined in the 1940 Act.

     Had the New Sub-Investment Advisory Agreement been in effect during the most recent fiscal year, IIA would have been paid $285,330 for sub-investment advisory services. These fees would amount to 146% of the sub-investment advisory fees paid in the last fiscal year.

     In unanimously approving the New Sub-Investment Advisory Agreement and recommending its approval by Shareholders, the Trustees of the Funds, including the independent Trustees, considered the best interests of Shareholders of the Fund and took into account all factors they deemed relevant. The factors considered by the independent Trustees included the nature, quality and extent of the service provided by IIA; the increasing complexity of the international securities markets; the investment record of IIA in managing the Fund; financial, personnel and structural information as to the IIA organization, including the revenues and expenses of IIA relating to mutual fund activities; and data on investment performance, management fees and expense ratios of competitive funds. After considering these factors, the Trustees concluded that the New Sub-Investment Advisory Agreement would be beneficial to the Fund and to Shareholders.

     If the New Sub-Investment Advisory Agreement is approved by Shareholders of the Fund, it will be effective on November 1, 1996. In the event that holders of a majority of the outstanding Shares of the Fund vote in the negative with respect to the New Sub-Investment Advisory Agreement, the Trustees will consider such further action as they may determine to be in the best interests of the Fund's Shareholders.

        THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE FUND
           VOTE TO APPROVE THE NEW SUB-INVESTMENT ADVISORY AGREEMENT.

INFORMATION ABOUT INDEPENDENCE INTERNATIONAL ASSOCIATES, INC.

     IIA, a registered investment advisor, commenced operations in 1986, and specializes in the management of international equity portfolios. As of June 30, 1996, IIA managed fourteen international portfolios, including one group trust fund, for pension and endowment plans throughout the world. As of that same date, IIA had approximately $2.2 billion in assets under management. IIA has provided sub-advisory services to the Fund since the Fund's inception in 1993.


--------------------
     (1)  Market value of assets in the Fund at the end of each month.

     (2)  As a percentage of the Fund's average daily net assets.

     The name and principal occupation of each of the principal executive officer and directors of IIA after the acquisition by Independence are as follows:

                         Position(s) Held         Principal
Name and Address         With IIA                 Occupation
----------------         --------                 ----------
Lyle H. Davis            President                President, Independence
                                                  International Associates, Inc.

Foster L. Auborn         Director                 Vice Chairman, John Hancock
                                                  Mutual Life Insurance Company

John T. Farady           Director                 Senior Vice President &
                                                  Treasurer, John Hancock Mutual
                                                  Life Insurance Company

William C. Fletcher      Director                 President, Independence
                                                  Investment Associates, Inc.

Lewis J. Kleinrock       Director                 Retired

Henry D. Shaw            Director                 Senior Vice President, John
                                                  Hancock Mutual Life Insurance
                                                  Company

Joseph A. Tomlinson      Director                 Vice President, John Hancock
                                                  Mutual Life Insurance Company


     The principal business address of the principal executive officer and directors of IIA is 75 State Street, Boston, Massachusetts 02109. IIA is a wholly-owned subsidiary of Independence, and an indirect, wholly-owned subsidiary of John Hancock Asset Management, Inc. and John Hancock Mutual Life Insurance Company.

INFORMATION ABOUT INDEPENDENCE INVESTMENT ASSOCIATES, INC.

     Independence is a registered investment manager founded in 1982. Independence is a wholly-owned subsidiary of John Hancock Asset Management, Inc. and an indirect, wholly-owned subsidiary of John Hancock Mutual Life Insurance Company. Independence manages approximately $22 billion in assets for over 150 clients. The firm's clients consist largely of institutional clients, including large pension plans, endowments and foundations. IIA's principal business address is 53 State Street, Boston, Massachusetts 02109. William C. Fletcher, a director of IIA, is President of Independence.

INFORMATION ABOUT THE INVESTMENT ADVISOR

      The Investment Advisor is an indirect, wholly-owned subsidiary of BANC ONE CORPORATION, a bank holding company incorporated in the state of Ohio. BANC ONE CORPORATION's offices are located at 100 East Broad Street, Columbus, Ohio 43271. BANC ONE CORPORATION operates 55 banks in Colorado, Illinois, Indiana, Kentucky, Louisiana, Ohio, Texas, Wisconsin, Arizona, Utah, Oklahoma and West Virginia and over 1500 offices. In addition, BANC ONE CORPORATION has several affiliates that engage in data processing, venture capital, investment and merchant banking, and other diversified services including trust, investment management, brokerage, equipment leasing, mortgage banking, consumer finance and insurance. On a consolidated basis, BANC ONE CORPORATION had assets of over $97 billion as of June 30, 1996.

     As of June 30, 1996, the Investment Advisor, together with its advisory affiliates, acted as investment adviser for approximately $39 billion in assets, of which over $13 billion is in the Trust.

     The name and principal occupation of each of the principal executive officer and directors of the Investment Advisor are as follows:


                         Position(s) Held
                         With the                 Principal
Name and Address         Investment Advisor       Occupation
----------------         ------------------       ----------

Michael J. McMennamin*   Director                 Executive Vice President and
                                                  Chief Financial Officer, Banc
                                                  One Corporation

Frederick L. Cullen*     Director                 Chairman and Chief Executive
                                                  Officer, Bank One, Columbus,
                                                  NA and Chairman and Chief
                                                  Operating Officer, Banc One
                                                  Ohio Corporation

David R. Meuse**         Director                 Chairman and Chief Executive
                                                  Officer, Banc One Capital
                                                  Holdings Corporation

Garrett Jamison***       Director                 Senior Managing Director, Banc
                                                  One Investment Management and
                                                  Trust Group

Geoff Von Kuhn***        Director                 Senior Managing Director, Banc
                                                  One Investment Management and
                                                  Trust Group

David J. Kundert***      Chairman and Chief       Chairman and Chief Executive
                         Executive Officer        Officer, Banc One Investment
                                                  Management and Trust Group

*    Principal business address is 100 E. Broad Street, Columbus, Ohio 43215
**   Principal business address is 90 N. High Street, Columbus, Ohio 43215
***  Principal business address is 774 Park Meadow Road, Westerville Ohio 43081


INFORMATION ABOUT THE ONE GROUP SERVICES COMPANY

     The One Group Services Company, a wholly-owned subsidiary of the BISYS Group, Inc., is the Trust's principal underwriter pursuant to a Distribution Agreement under which shares of the Trust are sold on a continuous basis. The One Group Services Company also serves as the Trust's Administrator pursuant to a Management and Administration Agreement. The address of The One Group Services Company is 3435 Stelzer Road, Columbus, Ohio 43219.

                             ADDITIONAL INFORMATION

DIRECTORS OF THE FUND

     None of the directors or officers of the Fund hold positions with the Investment Advisor or IIA, or have an interest in the Investment Advisor or IIA, or in a person controlling, controlled by or under common control with the Investment Advisor or IIA.

BENEFICIAL OWNERS

     The following list indicates the beneficial ownership of the Shareholders who, to the best knowledge of the Fund, are the beneficial owners of more than 5% of the outstanding Shares of the Fund:

                                   Class of                 Percentage     Type of
Name and Address                   Ownership                of Ownership   Ownership
----------------                   ---------                ------------   ---------
Clark & Co.                        International Equity        39.8%       Record
Database 2-Attn. One Group/Cash    Index Fund
Management                         Fiduciary Class
235 W. Schrock Rd.
Westerville, Ohio 43081

Strafe & Co.                       International Equity        54.04%      Record
Attn:  Mutual Funds 0393           Index Fund
100 East Broad Street              Fiduciary Class
Columbus, Ohio 43215-3607


     As a group, the Officers and Trustees of the Fund own less than 1% of the outstanding Shares of the Fund.

ALLOCATION OF BROKERAGE

     For the fiscal year ended June 30, 1996, the Fund did not pay brokerage commissions to affiliated brokers.

     Allocation of transactions, including their frequency, to various dealers is determined by IIA with respect to the Fund based on its best judgment and in a manner deemed fair and reasonable to Shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, dealers who provide supplemental investment research to IIA may receive orders for transactions by the Fund. Information so received is in addition to and not in lieu of services required to be preformed by IIA and does not reduce the advisory fees payable to IIA. Such information may be useful to IIA in serving both the Fund and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to IIA in carrying out its obligations to the Fund.


Dated: October 14, 1996


     IF YOU DO NOT EXPECT TO ATTEND THE SPECIAL MEETING, PLEASE SIGN YOUR PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE TO AVOID UNNECESSARY EXPENSE AND DELAY. FOR YOUR CONVENIENCE, NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

                                    Exhibit A


                        SUB-INVESTMENT ADVISORY AGREEMENT

     AGREEMENT made as of October 1, 1996 by and between BANC ONE INVESTMENT ADVISORS CORPORATION, a national banking association with its principal office in Westerville, Ohio (hereinafter called the "Investment Adviser") and Independence International Associates, Inc., an investment adviser with its principal office in Boston, Massachusetts (hereinafter called the "Sub-Adviser").

     WHEREAS, the Investment Adviser serves as the Investment Adviser to The One Group International Equity Index Fund (the "Fund") of The One Group (the "Trust"), a Massachusetts business trust and an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Investment Adviser has entered into an investment sub-advisory contract with the Sub-Adviser dated January 11, 1993, as amended by an amendment dated February 11, 1993, under which the Sub-Adviser provides investment sub-advisory services to the Fund (such investment sub-advisory contract being hereinafter referred to as the "Existing Contract");

     WHEREAS, the Board of Trustees of the Trust (the "Board") has been advised that the Sub-Adviser and the holders of all of the outstanding voting securities of the Sub-Adviser have negotiated the sale of all or a controlling block of the Sub-Adviser's outstanding voting securities to Independence Investment Associates, Inc. ("IIA");

     WHEREAS, Section 2(a) (4) of the 1940 Act provides that the transfer of all or a controlling block of the outstanding voting securities of the Sub-Adviser to IIA would constitute an assignment of the Existing Contract, and, as required by Section 15(a) (4) of the 1940 Act, the Existing Contract provides for the automatic termination of such Existing Contract in the event of its assignment;

     WHEREAS, following the termination of the Existing Contract, the Investment Adviser desires to continue to retain the Sub-Adviser to furnish investment advisory services and related services to it with regard to the Fund and the Sub-Adviser is willing and believes it possesses legal authority to make available such services; and

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:

     1. RETENTION. The Investment Adviser hereby retains the Sub-Adviser to provide certain sub-investment advisory services herein set forth to it with regard to the Fund for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such retention and agrees to furnish the services herein set forth for the compensation herein provided.

     2. DELIVERY OF DOCUMENTS. The Investment Adviser has furnished the Sub-Adviser with copies properly certified or authenticated of each of the following documents:

          (a) the Trust's Declaration of Trust, as filed with the Secretary of State of the Commonwealth of Massachusetts on May 23, 1985, and all amendments thereto or restatements thereof (such Declaration, as presently in effect and as it shall from time to time be amended or restated, is herein called the "Declaration of Trust");

          (b)  the Trust's Code of Regulations and amendments thereto;

          (c) resolutions of the Trust's Board of Trustees authorizing the appointment of the Sub-Adviser and approving this Agreement;

          (d) the Trust's original Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission (the "SEC") on February 20, 1985 and all amendments thereto;

          (e) the Trust's current Registration Statement on Form N-1A under the Securities Act of 1933, as amended ("1933 Act") and under the 1940 Act as filed with the Securities and Exchange Commission and all amendments thereto; and

          (f) the Trust's most recent prospectus and Statement of Additional Information relating to the Fund (such prospectus and Statement of Additional Information, as presently in effect, and all amendments and supplements thereto are herein collectively called the "Prospectus").

     The Investment Adviser will promptly furnish the Sub-Adviser with copies of all amendments of or supplements to the foregoing documents.

     3. MANAGEMENT. Subject always to the instructions and supervision of the Investment Adviser, the Sub-Adviser will provide a continuous investment program for the Fund, including investment research and management with respect to all securities and investments and cash equivalents in the Fund. The Sub-Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by the Trust with respect to the Fund and will place all purchase and sale orders on behalf of the Trust with respect to the Fund. The Sub-Adviser will provide the services under this Agreement in accordance with the Fund's investment objective, policies and restrictions as stated in the Prospectus and resolutions of the Trust's Board of Trustees. The Sub-Adviser further agrees that it:

          (a) will use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

          (b) will comply in all material respects with all applicable Rules and Regulations of the Securities and Exchange Commission and in addition will conduct its activities under this Agreement in accordance with any applicable regulations pertaining to the investment advisory activities of the Sub-Adviser;

          (c) will not make loans to any person to purchase or carry units of beneficial interest ("Shares") in the Fund or make loans to the Trust;

          (d) will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer. In placing orders with brokers and dealers, the Sub-Adviser will attempt to obtain prompt execution of orders in an effective manner at the most favorable price. Consistent with this obligation, when the execution and price offered by two or more brokers or dealers are comparable, the Sub-Adviser may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers who provide the Sub-Adviser with research advice and other services. In no instance will portfolio securities be purchased from or sold to The One Group Services Company, the Investment Adviser, the Sub-Adviser or any affiliated person of either the Trust, The One Group Services Company, the Investment Adviser, or the Sub-Adviser;

          (e) will treat confidentially and as proprietary information of the Trust all records and other information relative to the Fund and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply when requested to divulge such information by duly constituted authorities, or when so requested by the Trust; and

          (f) will maintain its policy and practice of conducting its fiduciary functions independently. In making investment recommendations for the Fund, the Sub-Adviser's personnel will not inquire or take into consideration whether the issuers of securities proposed for purchase or sale for the Fund's account are customers of the Investment Adviser, the Sub-Adviser or the parents or subsidiaries or affiliates of the Investment Adviser or Sub-Adviser. In dealing with such customers, the Sub-Adviser and its parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of those customers are held by the Trust.

     4. SERVICES NOT EXCLUSIVE. The investment advisory services furnished by the Sub-Adviser hereunder are not to be deemed exclusive. Except to the extent necessary to perform the Sub-Adviser's obligations under this Agreement, nothing herein shall be deemed to limit or restrict the right of the Sub-Adviser, or any subsidiary or affiliate of the Sub-Adviser, or any employee of the Sub-Adviser, to engage in any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other person.

     5. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

     6. EXPENSES. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Trust. The Trust and the Investment Adviser will be responsible for all of their respective expenses and liabilities.

     7. COMPENSATION. (a) For the services provided and the expenses assumed pursuant to this Agreement, the Investment Adviser will pay the Sub-Adviser and the Sub-Adviser will accept as full compensation therefor a fee computed daily and paid monthly in arrears on the first business day of each month at an one-twelfth of the applicable annual rate, determined as follows:

          (1) For the period from the date hereof until the date on which this Agreement is approved by the vote of a majority of the outstanding voting securities of the Fund (the "Approval Date"):

               Assets                           Annual Fee
               ------                           ----------
               First $10 million                   .25%
               Next $15 million                    .20%
               Next $25 million                   .175%
               Next $50 million                    .10%
               Next $400 million                  .025%
               Over $500 million                   .02%

          (2)  From and after the Approval Date:

               Assets                           Annual Fee
               ------                           ----------
               First $10 million                  .275%
               Next $15 million                   .225%
               Next $25 million                   .195%
               Next $50 million                   .125%
               Over $100 million                  .060%


As used in this Section 7, "Assets" means the market value of assets in the Fund at the end of each month. "Annual Fee" is expressed as a percentage of the Fund's average daily net assets.

     (b) In addition, for the period from the date hereof until the Approval Date, if the Sub-Adviser is utilized to perform its obligations under the Sub-Advisory Agreement with respect to the investment of assets of the Fund in issuers domiciled in countries classified by the Sub-Adviser as "emerging international markets," the Investment Adviser shall pay to the Sub-Adviser a fee at the annual rate of $10,000, computed daily and paid monthly in arrears on the first business day of each month at one-twelfth of such annual rate.

     (c) That portion of the fees payable to the Sub-Adviser pursuant to paragraph (a) (1) and (b) of this Section 7 prior to the Approval Date (collectively, the "Pre-Approval Fees") will be maintained in an interest-bearing escrow account, and amounts in such account (including interest earned on such amounts) will be paid (1) to the Sub-Adviser only upon the Approval Date, or (2) in the absence of such approval prior to the earlier of (x) the date which is 120 days after the date hereof and (y) March 1, 1997 (such earlier date being referred to herein as the "Expiration Date"), to the Fund.

     (d) If the fee payable to the Sub-Adviser pursuant to this Section 7 begins to accrue before the end of any month or if this Agreement terminates before the end of any month, the fee for the period from such date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated accordingly to the proportion which such period bears to the full month in which such effectiveness or termination occurs. For purposes of calculating fees, the value of the Trust's net assets shall be computed in the manner specified in the Prospectus and the Trust's Declaration of Trust for the computation of the value of the Trust's net assets in connection with the determination of the next asset value of the Trust's shares. Payment of said compensation shall be the sole responsibility of the Investment Adviser and shall in no way be an obligation of the Fund or of the Trust.

     8. LIMITATION OF LIABILITY. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or fact or for any loss suffered by the Trust or the Investment Adviser in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

     9. DURATION AND TERMINATION. This Agreement will become effective as of the date first written above, provided that it shall have been approved by vote of a majority of the outstanding voting securities of the Fund, in accordance with the requirements under the 1940 Act, and, unless sooner terminated as provided herein, shall continue in effect until September 30, 1998.

     Thereafter, if not terminated, this Agreement shall continue in effect for successive periods of twelve months each ending on September 30 of each year, PROVIDED such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Trust's Board of Trustees who are not parties to this Agreement or interested persons of the Trust, the Sub-Adviser, or the Investment Adviser, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the vote of a majority of the Trust's Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund. Notwithstanding the foregoing, this Agreement may be terminated at any time on sixty days' written notice, without the payment of any penalty, by the Trust (by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund), by the Investment Adviser or by the Sub-Adviser. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities", "interested persons" and "assignment" shall have the same meaning of such terms in the 1940 Act.)

     10. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

     11. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

     If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the laws of the Commonwealth of Massachusetts.

     The names "The One Group" and "Trustees of The One Group" refer respectively to the Trust created and the Trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust dated as of May 23, 1985 to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of "The One Group" entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, Shareholders or representatives of the Trust personally, but bind only the assets of the Trust, and all persons dealing with any series of Shares of the Trust must look solely to the assets of the Trust belonging to such series for the enforcement of any claims against the Trust.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.


                                   BANC ONE INVESTMENT ADVISORS CORPORATION


                                   By:
                                      -----------------------------------
                                   Title:
                                         --------------------------------


                                   INDEPENDENCE INTERNATIONAL ASSOCIATES, INC.

                                   By:
                                      -----------------------------------
                                   Title:
                                         --------------------------------

The One Group hereby acknowledges and
agrees to the provisions of paragraph 3(e) of this Agreement.

THE ONE GROUP

By:
   --------------------------------
Title:
      -----------------------------

       THE ONE GROUP-Registered Trademark- INTERNATIONAL EQUITY INDEX FUND


                         PROXY FOR A SPECIAL MEETING OF
                        SHAREHOLDERS ON OCTOBER 30, 1996


THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE ONE GROUP.

The undersigned hereby appoints Mark A. Dillon and Mark S. Redman each of them with full power of substitution as proxies of the undersigned, to vote, as designated below, at the Special Meeting of Shareholders of The One Group International Equity Index Fund (the "Fund") on October 30, 1996 at 10:00 am., Eastern standard time, and at any adjournments thereof, all of the units of beneficial interest in the Fund which the undersigned would be entitled to vote upon the following matter if personally present.

1. To approve a Sub-Investment Advisory Agreement between Banc One Investment Advisors Corporation and Independence International Associates, Inc. (formerly known as Boston International Advisors, Inc.) with respect to the Fund;

     FOR        AGAINST        ABSTAIN
     (  )        (  )           (  )


2. To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

     FOR        AGAINST        ABSTAIN
     (  )        (  )           (  )

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL (1). IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL ON THE REVERSE SIDE.

NOTE: Please sign exactly as the name appears on this card. EACH Joint owner must sign the proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such.
If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.



----------------------------------------
Signature of Shareholder(s)


----------------------------------------
Signature of Shareholder(s)

Dated:               , 1996.

             PLEASE EXECUTE, SIGN, DATE, AND RETURN THIS PROXY
                      PROMPTLY USING THE ENCLOSED ENVELOPE